                                                                 EXHIBIT 10.9

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THIS WARRANT.











                                     WARRANT

                           To Purchase Common Stock of

                           AAMES FINANCIAL CORPORATION

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE 1. DEFINITIONS............................................................................................1

ARTICLE 2. EXERCISE OF WARRANT....................................................................................5
         Section 2.1.  Manner of Exercise.........................................................................5
         Section 2.2.  Payment of Taxes...........................................................................6
         Section 2.3.  Fractional Shares..........................................................................6

ARTICLE 3. TRANSFER, DIVISION AND COMBINATION.....................................................................6
         Section 3.1.  Transfer...................................................................................6
         Section 3.2.  Division and Combination...................................................................7
         Section 3.3.  Expenses...................................................................................7
         Section 3.4.  Maintenance of Books.......................................................................7

ARTICLE 4. ADJUSTMENTS............................................................................................7
         Section 4.1.  Stock Dividends, Subdivisions, Combinations and Reclassifications..........................8
         Section 4.2. Issuance of Additional Shares of Common Stock or Convertible Securities.....................8
         Section 4.3. Certain Other Distributions................................................................10
         Section 4.4. Other Provisions Applicable to Adjustments Under This Section..............................11
         Section 4.5. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets...........13
         Section 4.6. Notices....................................................................................13
         Section 4.7. Certificates...............................................................................14

ARTICLE 5. NO IMPAIRMENT.........................................................................................14

ARTICLE 6. RESERVATION AND AUTHORIZATION OF COMMON STOCK, REGISTRATION WITH OR  APPROVAL OF ANY
                      GOVERNMENTAL AUTHORITY.....................................................................15

ARTICLE 7. STOCK AND WARRANT TRANSFER BOOKS......................................................................15

ARTICLE 8. RESTRICTIONS ON TRANSFERABILITY.......................................................................15
         Section 8.1.  Restrictive Legend........................................................................16
         Section 8.2.  Transfers.................................................................................16
         Section 8.3.  Termination of Restrictions...............................................................17

ARTICLE 9. SUPPLYING INFORMATION.................................................................................17

ARTICLE 10. LOSS OR MUTILATION...................................................................................18

ARTICLE 11. OFFICE OF THE COMPANY................................................................................18

ARTICLE 12. REGISTRATION RIGHTS..................................................................................18

                                                         i

ARTICLE 13. LIMITATION OF LIABILITY..............................................................................18

ARTICLE 14. REPRESENTATION OF HOLDER.............................................................................18

ARTICLE 15. MISCELLANEOUS........................................................................................19
         Section 15.1.  Nonwaiver and Expenses...................................................................19
         Section 15.2.  No Rights As Stockholder.................................................................19
         Section 15.3.  Notice Generally.........................................................................19
         Section 15.4.  Successors and Assigns...................................................................20
         Section 15.5.  Amendment................................................................................20
         Section 15.6.  Severability.............................................................................20
         Section 15.7.  Headings.................................................................................21
         Section 15.8.  Governing Law............................................................................21
         Section 15.9.  Mutual Waiver of Jury Trial..............................................................21

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THIS WARRANT.



                                     WARRANT

                  To Purchase 184,153 Shares of Common Stock of

                           AAMES FINANCIAL CORPORATION

                  THIS IS TO CERTIFY THAT Robert Spass, or his/her registered assigns, is entitled, at any time prior to December 31, 2004 (the "Expiration Date"), to purchase from Aames Financial Corporation, a Delaware corporation (the "Company"), 184,153 shares of common stock, par value $0.001 per share, of the Company (the "Common Stock"), subject to adjustment as provided herein, in whole or in part, including fractional parts, at a purchase price of $1.00 per share (the "Exercise Price"), subject to adjustment as set forth herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth. Capitalized terms not otherwise defined herein are used as defined in the Preferred Stock Purchase Agreement. Notwithstanding anything to the contrary set forth in this Warrant, this Warrant shall not be exercisable by the holder hereof for a number of shares of Common Stock in excess of the number of shares as are authorized but not issued on reserved for issuance at the time of exercise.

                                   ARTICLE 1.
                                   DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Issue Date, other than Warrant Stock.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Capital Z" shall have the meaning set forth in the first paragraph hereof.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Common Stock" shall have the meaning set forth in the first paragraph hereof.

                  "Company" shall have the meaning set forth in the first paragraph hereof.

                  "Conversion Price" shall have the meaning set forth in Section
4.2 hereof.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event, other than the Senior Preferred Stock and the Contingent Warrant issued under the Preferred Stock Purchase Agreement.

                  "Current Market Price" shall mean, when used with reference to shares of Common Stock or other securities on any date, the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. National Market System or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock or such other securities selected by the Board of Directors of the Corporation. If the Common Stock or such other securities are not publicly held or so listed or publicly traded,

"Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board of Directors of the Corporation based on an opinion of an independent investment banking firm with an established national reputation as a valuer of securities, which opinion may be based on such assumption as such firm shall deem to be necessary and appropriate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "Exercise Price" shall have the meaning set forth in the first paragraph hereof.

                  "Expiration Date" shall have the meaning set forth in the first paragraph hereof.

                  "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

                  "holder" shall mean, as the context requires, the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose and/or the Person holding any Warrant Stock.

                  "Issue Date" shall mean the date on which this Warrant is issued.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, corporation or other entity and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Stock Purchase Agreement" shall mean the Preferred Stock Purchase Agreement, dated as of December 23, between the Company and Capital Z, as amended from time to time.

                  "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of the date hereof, between the Company and Capital Z.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 8.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                  "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $0.001 per share, to be issued pursuant to the Preferred Stock Purchase Agreement.

                  "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, par value $0.001 per share, to be issued pursuant to the Preferred Stock Purchase Agreement.

                  "Subsidiary" shall mean any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by the Company and/or one or more Subsidiaries of the Company.

                  "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day.

                  "Transaction" shall have the meaning set forth in Section 4.5 hereof.

                  "transfer" shall mean any transfer, sale, encumbrance, hypothecation or other disposition of this Warrant or any Warrant Stock or of any interest in either thereof.

                  "Transfer Notice" shall have the meaning set forth in Section 8.2.

                  "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Exercise Price as of the date of such exercise.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holder of this Warrant upon the exercise thereof.

                                   ARTICLE 2.
                               EXERCISE OF WARRANT

                  Section 2.1. MANNER OF EXERCISE. From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, the holder may exercise this Warrant for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, the holder shall deliver to the Company at its office at 2 California Plaza, 350 South Grand Avenue, Los Angeles, California 90071, or at the office or agency designated by the Company pursuant to Section 11, (i) a written notice of the holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in the manner provided below, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by or on behalf of the holder. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such holder shall request in the notice and shall be registered in the name of the holder or, subject to Section 8, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash, check or checks and/or securities, if any, and this Warrant, are received by the Company as described above and all taxes required to be paid by the holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the holder a new Warrant evidencing the rights of the holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the holder, appropriate notation may be made on this Warrant and the same returned to the holder.

                  Payment of the Warrant Price shall be made at the option of the holder by cash, wire transfer to an account in a bank located in the United States designated for such purpose by the Company, or certified or official bank check, or by transfer to the Company of shares of Series B Preferred Stock or Series C Preferred Stock, or any combination thereof. In the event of the application shares of Series B Preferred Stock or Series C Preferred Stock to the payment of the Warrant Price, the amount to be credited to the payment of the Warrant Price shall be the Initial Stated Value per share, in the case of any such application prior to the consummation of the Recapitalization, or the Post-Recapitalization Stated Value per share, in the case of any such application after the consummation of the Recapitalization, in each case, plus an amount per share equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of such exercise, provided that no such credit shall be made with respect to any such dividends if the holder of such shares held such shares on the record date therefor.

                  Section 2.2. PAYMENT OF TAXES. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery of the Warrant Shares, unless such tax or charge is imposed by law upon the holder, in which case such taxes or charges shall be paid by the holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  Section 2.3. FRACTIONAL SHARES. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the holder of this Warrant would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

                                   ARTICLE 3.
                       TRANSFER, DIVISION AND COMBINATION

                  Section 3.1. TRANSFER. Subject to compliance with Section 8, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 11, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name(s) of the assignee or assignees and in the denomination(s) specified in such instrument of assignment, and shall issue to the assignor a new
Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 8, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  Section 3.2. DIVISION AND COMBINATION. Subject to Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder or its agent or attorney. Subject to compliance with Section 3.1 and with Section 8, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  Section 3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  Section 3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

                                   ARTICLE 4.
                                   ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  Section 4.1. STOCK DIVIDENDS, SUBDIVISIONS, COMBINATIONS AND RECLASSIFICATIONS. If the Company shall at any time or from time to time after the Issue Date:

                  (a) pay a dividend or make a distribution, on the outstanding shares of Common Stock in Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock,

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

                  (d) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company,

then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of any Warrant evidenced hereby thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this Section 4.1 shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                  Section 4.2. ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OR CONVERTIBLE SECURITIES. In the case the Corporation shall, after the Issue Date, issue or sell:

                  (a) Additional Shares of Common Stock at a price per share, or

                  (b) Convertible Securities having a Conversion Price per share,

less than the Current Market Price (for a period of 15 consecutive Trading Days prior to such date), then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be adjusted so that the holder of each Warrant evidenced hereby shall be entitled to receive, upon the exercise thereof, the number of shares of Common Stock determined by multiplying (A) the number of shares of Common
Stock issuable upon exercise of the Warrants evidenced hereby on the day immediately prior to such date by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date on which such shares or Convertible Securities are issued and (2) the number of Additional Shares of Common Stock issued, or into which the Convertible Securities may convert, and the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such date and
(y) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued, or the number of shares of Common Stock which the aggregate of the Conversion Price of such Convertible Securities so issued, would purchase at the Current Market Price on such date.

                  An adjustment made pursuant to this Section 4.2 shall be made on the next Business Day following the date on which any such issuance is made and shall be effective retroactively immediately after the close of business on such date. For purposes of this Section 4.2, the aggregate consideration receivable by the Company in connection with the issuance of any securities shall be deemed to be the sum of the aggregate offering price to the public (before deduction of underwriting discounts or commissions and expenses payable to third parties), and the "Conversion Price" of any Convertible Securities is the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities (before deduction of underwriting discounts or commissions and expenses payable to third parties) plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion, exchange or exercise of any such Convertible Securities.

                  Neither (A) the issuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby pursuant to Section 4.1, or pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right, or Convertible Security outstanding as of the date hereof (including, but not limited to, the Rights, the Series B Preferred Stock, the Series C Preferred Stock and the Warrants) nor
(B) the issuance of shares of Common Stock pursuant thereto shall be deemed to constitute an issuance of Common Stock or

Convertible Securities by the Company to which this Section 4.2 applies.

                  Upon expiration of any Convertible Securities which shall not have been exercised or converted and for which an adjustment shall have been made pursuant to this Section 4.2, the Conversion Price computed upon the original issue thereof shall upon expiration be recomputed as if the only additional shares of Common Stock issued were such shares of Common Stock (if any) actually issued upon exercise or conversion of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such Convertible Securities (whether or not exercised or converted) plus the consideration actually received by the Corporation upon such exercise of conversion.

                  Section 4.3. CERTAIN OTHER DISTRIBUTIONS. In case the Company shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Company or any of its Subsidiaries by way of dividend or spin-off), on its Common Stock, other than:

                  (a) regular quarterly dividends payable in cash in an aggregate amount not to exceed 15% of net income from continuing operations before extraordinary items of the Company, determined in accordance with GAAP, during the period (treated as one accounting period) commencing on July 1, 1998, and ending on the date such dividend is paid, or

                  (b) dividends or distributions of shares of Common Stock which are referred to in Section 4.1,

then, and in each such case, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be adjusted so that the holder of each share of each Warrant evidenced thereby shall be entitled to receive, upon the exercise thereof, the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the then Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, and the denominator of which shall be the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding such record date, less the Fair Market Value per share of Common Stock (as determined in good faith by the Board of Directors of the

Company, a certified resolution with respect to which shall be mailed to the holder of the Warrants evidenced hereby) of such dividend or distribution; PROVIDED, HOWEVER, that in the event of a distribution of shares of capital stock of a Subsidiary of the Company (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock for the period of 20 Trading Days preceding the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock for the period of 20 Trading Days preceding such 35th Trading Day and the denominator of which shall be the Current Market Price per share of the Common Stock for the period of 20 Trading Days proceeding such 35th Trading Day. An adjustment made pursuant to this Section 4.3 shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; PROVIDED, HOWEVER, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

                  Section 4.4. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments provided for in this Section 4:

                  (a) For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Company.

                  (b) The term "dividend", as used in this Section 4 shall mean a dividend or other distribution upon stock of the Company except pursuant to the Rights Agreement. Notwithstanding anything in this
         Section 4 to the contrary, the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall not be adjusted as a result of any dividend, distribution or issuance of securities of the Company pursuant to the Rights Agreement.

                  (c) Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to give effect to any adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby unless and until the net effect of one or more
                                        11
         adjustments (each of which shall be carried forward), determined as above provided, shall have resulted in a change in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby by at least one-hundredth of one share of Common Stock, and when the cumulative net effect of more than one adjustment so determined shall be to change the number of shares of Common
         Stock issuable upon exercise of the Warrants evidenced hereby by at least one-hundredth of one share of Common Stock, such change in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall thereupon be given effect.

                  (d) The certificate of any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (which may be the firm of independent public accountants regularly employed by the Company) shall be presumptively correct for any computation made under this Section 4.

                  (e) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then, no adjustment in the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby shall be required by reason of the taking of such record.

                  (f) There shall be no adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby in case of the issuance of any stock of the Company in a merger, reorganization, acquisition or other similar transaction except as set forth in Sections 4.1, 4.2 and 4.5.

                  (g) Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value per share of Common Stock.

                  (h) Upon each adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants pursuant to Sections 4.1, 4.2 or 4.3, the Exercise Price effective immediately prior to the making of such adjustment shall thereafter be adjusted to be the amount obtained by (i) multiplying (A) the applicable number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such adjustment by (B) the Exercise Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the number of shares of Common Stock issuable upon exercise of the Warrants immediately after such adjustment.

                  Section 4.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case of any reorganization or reclassification of outstanding shares of Common Stock (other than a reclassification covered by Section 4.1), or in case of any consolidation or merger of the Company with or into another corporation, or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety (each of the foregoing being referred to as a "Transaction"), each such Warrant then outstanding shall thereafter be exercisable for, in lieu of the Common Stock issuable upon such exercise prior to consummation of the Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of the Transaction by a holder of that number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to the Transaction (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in the Transaction).

                  Section 4.6. NOTICES TO WARRANTHOLDERS. In case at any time or from time to time, prior to the Expiration Date, the Company shall pay any dividend or make any other distribution to the holders of its Common Stock, or shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other right, or there shall be any capital reorganization or reclassification of the Common Stock of the Company or consolidation or merger of the Company with or into another corporation, or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases the Company shall give at least 20 days' prior written notice (the time of mailing of such notice shall be deemed to be the time of giving thereof) to the registered holder of the Warrants evidenced hereby at its address as shown on the books of the Company maintained by the Transfer Agent thereof of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale or conveyance, dissolution, liquidation or winding up shall take place, as the case may be, provided that in the case of any Transaction to which Section 4.5 applies the Company shall give at least 30 days' prior written notice as aforesaid. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or conveyance or participate in such dissolution, liquidation or winding up, as the case may be. Failure to give such notice shall not invalidate any action so taken.

                  Section 4.7. CERTIFICATES. Upon any adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby or of the Exercise Price, then, and in each such case, the Company shall promptly deliver to the holders of the Warrants and the Common Stock, a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased number of shares of Common Stock issuable upon exercise of the Warrants evidenced hereby and the Exercise Price then in effect following such adjustment.

                                   ARTICLE 5.
                                  NO IMPAIRMENT

                  The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holder of the Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of the holder of the Warrant, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the holder of this Warrant, the continuing validity of this Warrant and the obligations of the Company hereunder.

                                   ARTICLE 6.
                        RESERVATION AND AUTHORIZATION OF
                       COMMON STOCK, REGISTRATION WITH OR
                     APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  The Company covenants and agrees that, after the Recapitalization and until the Expiration Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of Warrants and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any liens, claims and restrictions (other than as provided herein). No stockholder of the Company has or shall have any preemptive rights to subscribe for such shares of Common Stock.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                                   ARTICLE 7.
                        STOCK AND WARRANT TRANSFER BOOKS

                  The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

                                   ARTICLE 8.
                         RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred before satisfaction of the conditions specified in this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act and state securities laws with respect to the Transfer of any Warrant or any Warrant Stock. The holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

                  Section 8.1.  RESTRICTIVE LEGEND.

                  (a) Except as otherwise provided in this Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and are subject to the conditions specified in a certain Warrant dated January 4, 1998, originally issued by Aames Financial Corporation. The shares represented by this certificate may not be transferred in violation of such Act and laws, the rules and regulations thereunder or the provisions of the Warrant. A copy of the form of said Warrant is on file with the Secretary of Aames Financial Corporation. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of such Warrant."

                  (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws, or in violation of the provisions of this Warrant."

                  Section 8.2. TRANSFERS. Prior to any transfer or attempted transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give notice (a "Transfer Notice") to the Company of such holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and obtain from counsel a written opinion addressed and reasonably satisfactory to the Company that the proposed transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act and applicable state securities laws. After receipt of the Transfer Notice and written opinion, the Company shall, within two Business Days thereof, so notify the holder of such Warrants or such Restricted Common Stock and such holder shall thereupon be entitled to transfer such warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in
Section 8.1(a), and each Warrant issued upon such transfer shall bear the restrictive legend set forth in Section 8.1(b), unless in the written opinion of counsel addressed to the Company such legend is not required in order to ensure compliance with the Securities Act.

                  Section 8.3. TERMINATION OF RESTRICTIONS. Notwithstanding the foregoing provisions of Section 8, the restrictions imposed by this Section 8 upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 8.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) (i) as to the Warrant Stock and Restricted Common Stock, when and so long as the resale of such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto, or (ii) as to the Warrant, Warrant Stock and Restricted Common Stock, when the holder of the Warrant, Warrant Stock or Restricted Common Stock shall have delivered to the Company the written opinion of counsel addressed and reasonably satisfactory to the Company stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense (except for any transfer taxes), a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.1(a).

                                   ARTICLE 9.
                              SUPPLYING INFORMATION

                  The Company shall cooperate with the holder of the Warrant and the holder of Restricted Common Stock in supplying such information as may be reasonably requested by such holder or reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

                                   ARTICLE 10.
                               LOSS OR MUTILATION

                  Upon receipt by the Company from any holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

                                   ARTICLE 11.
                              OFFICE OF THE COMPANY

                  As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

                                   ARTICLE 12.
                               REGISTRATION RIGHTS

                  The Warrant Stock issuable upon exercise of this Warrant are entitled to the benefits of the Registration Rights Agreement. The Company shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the office or agency designated by the Company pursuant to Section 11 and shall furnish copies thereof to the holder upon request.

                                   ARTICLE 13.
                             LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of the holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                                   ARTICLE 14.
                            REPRESENTATION OF HOLDER

                  The holder represents that it is acquiring the Warrant and the Warrant Stock for the purpose of investment and not with a view to the resale or distribution hereof or thereof; PROVIDED, that the disposition of holder's property shall at all times be and remain within its control.

                                   ARTICLE 15.
                                  MISCELLANEOUS

                  Section 15.1. NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the parties shall operate as a waiver of such right or otherwise prejudice the parties' rights, powers or remedies. If the Company fails to comply with any provision of this Warrant, the Company shall pay to the holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees incurred by the holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  Section 15.2. NO RIGHTS AS STOCKHOLDER. The Person in whose name this Warrant is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant shall not be entitled to any rights whatsoever as a stockholder of the Company except as herein provided.

                  Section 15.3. NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to the holder, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company:

                           Aames Financial Corporation
                           2 California Plaza
                           350 South Grand Avenue
                           Los Angeles, California 90071
                           Attention:  David A. Sklar
                           Fax No.: (323) 210-5276

                           with a copy to:

                           Troop Steuber Pasich Reddick & Tobey
                           2029 Century Park East
                           Los Angeles, California 90067
                           Attention:  C. N. Franklin Reddick, Esq.
                           Fax No.: (310) 728-2204


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.

                  Section 15.4. SUCCESSORS AND ASSIGNS. Subject to the provisions of Sections 3.1 and 8, (i) this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the holder, and (ii) the provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant, and shall be enforceable by any such holders.

                  Section 15.5. AMENDMENT. The Warrants may be modified or amended or the provisions thereof waived with the written consent of the Company and the holders of the majority of the portion of this Warrant then outstanding.

                  Section 15.6. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  Section 15.7. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  Section 15.8. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles thereof.

                  Section 15.10. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS WARRANT.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer on August 3, 1999.



                                        AAMES FINANCIAL CORPORATION



                                       By:  /s/ Barbara S. Polsky
                                          ------------------------------------
                                       Name: Barbara S. Polsky
                                       Title:Executive Vice President,
                                             Secretary and General Counsel

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of AAMES FINANCIAL CORPORATION and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ____________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

-----------------------                    (Name of Registered Owner)

-----------------------                    (Signature of Registered owner)

-----------------------                    (Street Address)

-----------------------                    (City) (State) (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                     No. of Shares of Common Stock



and does hereby irrevocably constitute and appoint ____________ attorney-in-fact to register such transfer on the books of AAMES FINANCIAL CORPORATION maintained for the purpose, with full power of substitution in the premises.

Dated:
      ---------------------------------------

Name:
     ----------------------------------------

Signature:
          -----------------------------------

Witness:
        -------------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.